(GAIN) LOSS ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS	12 Months Ended
Dec. 31, 2016
Gain/(Loss) on sale of assets and deferred gains [Abstract]
(GAIN) LOSS ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS
GAIN (LOSS) ON SALE OF ASSETS AND AMORTIZATION OF DEFERRED GAINS

(in thousands of $)	2016	2015	2014
Net gain (loss) on sale of vessels	72	(2,062)	—
(Loss) on sale of newbuilding contracts	—	(8,858)	—
Amortization of deferred gains	228	132	—
	300	(10,788)	—

In April 2015, we agreed to the sale of four newbuilding Capesize vessels, two of the vessels Front Atlantic and Front Baltic were sold in August 2015 and November 2015, respectively, and a loss of $2.2 million and a gain of $0.1 million, respectively were recorded.

In November 2015, we entered into an agreement with New Times Shipbuilding Co. Ltd in China to convert two Capesize dry bulk newbuildings to Suezmax oil tanker newbuildings, with expected delivery in the first quarter of 2017. On November 23, 2015, we agreed to sell these newbuilding contracts to Frontline for $1.9 million. The sale was completed on December 31, 2015 and we recognized a loss of $8.9 million.

In February 2016 and October 2016, we sold Front Caribbean and Front Mediterranean and gains of $68.0 thousand and $13.0 thousand were recorded, respectively. These were the remaining two newbuilding Capesize vessels agreed to be sold in April 2015.

In August 2016, we sold Golden Lyderhorn, a 1999-built Panamax classified as a vessel held under capital lease, and a loss on sale of $9.0 thousand was recorded as a result of previous impairment.